ACQUISITIONS AND INVESTMENTS	3 Months Ended
Mar. 31, 2026
Equity Method Investments and Joint Ventures [Abstract]
ACQUISITIONS AND INVESTMENTS

NOTE 4. ACQUISITIONS AND INVESTMENTS

Orbit Investment (Related-Party)

Orbit Equity Method Investment

On October 31, 2025, the Company, Nuburu Defense, Alessandro Zamboni (the Company's Executive Chairman and Co-Chief Executive Officer), and Vanguard Holdings S.r.l. (“Vanguard”), a newly-formed Italian limited liability company wholly owned by Alessandro Zamboni, entered into a Sale, Purchase and Investment Agreement (the “Orbit Agreement”) for the sale of all of the ownership interests in Orbit to Nuburu Defense (the “Orbit Transaction”).

•
Equity Infusion. Nuburu Defense may make up to a $5,000,000 equity investment in Orbit (the “Equity Infusion”). Under the Orbit Agreement, the Company has agreed to consummate the Equity Infusion in tranches, with the final tranche closing no later than October 7, 2028. During the fourth quarter of 2025, the Company paid $1,500,000 of the Equity Infusion amount in connection with the signing of the Orbit Agreement, resulting in its holding a 10.7% ownership interest in Orbit.
•
Orbit Consideration. In addition to the Equity Infusion, Nuburu Defense plans to acquire, in tranches by December 31, 2026, all outstanding capital stock of Orbit from Vanguard for an aggregate purchase price of $12,500,000, consisting of (i) $3,750,000 in cash and (ii) non-cash consideration worth $8,750,000 in the form of, (a) subject to obtaining stockholder approval, a variable number of preferred shares, or (b) if such stockholder approval is not obtained, an equivalent instrument of the Company or cash (the "Orbit Preferred Obligation"), which was amended on February 9, 2026 as further described below, (collectively, the “Orbit Consideration”). During the fourth quarter of 2025, the Company paid Orbit Consideration worth $3,750,000 (the "Advance Payment") by (i) offsetting of a credit owed by Mr. Zamboni to the Company of $1,350,000 related to a previous unsuccessful acquisition, and (ii) a cash payment of $2,400,000 to Mr. Zamboni.

Under the Orbit Agreement, the Company has the exclusive right to market, sell, promote and distribute the Orbit platform to the security sector globally for 36 months. Upon Nuburu Defense’s obtaining a 20% ownership interest in Orbit, which occurred in January 2026, Orbit’s bylaws were amended and new members of Orbit’s board of directors were appointed pursuant to the new bylaws. Following the appointment of the new directors to Orbit’s board of directors, Alessandro Zamboni was appointed as Chairman of Orbit and Nuburu Defense designated Orbit’s chief executive officer. Since Orbit was previously wholly owned by Alessandro Zamboni, our Executive Chairman and Co-Chief Executive Officer, indirectly through Vanguard, the Orbit Transaction constitutes a related party transaction under U.S. securities laws and, as a result, the Orbit Transaction and Orbit Agreement have been reviewed and approved by our independent directors and Audit Committee.

We accounted for our 10.7% interest in Orbit under the equity method of accounting, as we have the ability to exercise significant influence over Orbit based on rights and other terms contained in the Orbit Agreement. The initial cost of the investment in Orbit consisted of the fair value of the Orbit business, as determined by third-party valuation specialists using the income approach. Under the income approach, a discounted cash flow methodology was utilized, which estimates the present value of the Orbit equity at time of investment at an appropriate discount rate, and is a Level 3 nonrecurring fair value measurement within the fair value hierarchy due to the significant unobservable inputs.

As of December 31, 2025, the Company's investment in Orbit had a carrying value of $949,806. The carrying amount of the Company’s investment in Orbit exceeded its proportionate share of Orbit's net assets by approximately $1,112,750, primarily due to fair value step-ups associated with developed technology, which is amortized over 5 years, customer relationships, which are amortized over 7 years, and goodwill, which is not amortized. Additionally, the Company recorded assets related to (i) a subscription for Orbit shares of $11,778,600, which was comprised of the initial fair value of the Orbit Preferred Obligation of $8,028,600 and the Advance Payment of $3,750,000, and (ii) a deposit on acquisition of $733,272, which was comprised of cash paid during the fourth quarter of 2025 of $1,500,000 less the initial cost of the investment in Orbit and related transaction costs. As the Company's commitment to pay the Orbit Preferred Obligation was non-cancellable, binding and non-contingent as of the execution of the Orbit Agreement, the obligation represents a requirement to settle a fixed monetary amount using a variable number of shares or other assets, and is accounted for as a liability in accordance with ASC 480, which was initially recognized at fair value on a nonrecurring basis on the execution date of the agreement and is subsequently accreted to its redemption value as interest expense using the effective interest method through the expected settlement date of December 31, 2026. The fair value of the Orbit Preferred Obligation at inception was determined using a discounted cash flow methodology, which estimates the present value of the fixed settlement amount based on the expected settlement date and an appropriate discount rate, and is a Level 3 fair value measurement within the fair value hierarchy due to the significant unobservable inputs. During the three months ended March 31, 2026 and 2025, the Company recognized $67,737 and nil, respectively, of accretion on the Orbit Preferred Obligation, which is included in interest expense on the consolidated statement of operations for the three months ended March 31, 2026.

In connection with the Orbit Change of Control discussed below, the Company remeasured its previously held 10.7% equity interest to the $890,398 fair value as of the acquisition date, resulting in a loss of $59,408, which was recognized in remeasurement of Orbit equity method investment in the consolidated statement of operations for the three months ended March 31, 2026.

Orbit Change of Control

Effective as of January 15, 2026, the Company closed on a second tranche of such acquisition, resulting in the Company owning approximately 22% of Orbit and recomposing Orbit's Board of Directors, including the addition of Mr. Zamboni to the Board of Directors (the "Orbit Change of Control"). The Company concluded that Orbit is a VIE because the holders of the equity investment at risk, as a group, lack the power through voting rights to direct the activities that most significantly impact Orbit's economic performance. From January 15, 2026, Orbit's amended by-laws grant Nuburu Defense the right to designate two of three members of Orbit's board of directors and Orbit's chief executive officer, through which Orbit's annual budget, business plan and material financings are approved. The Company is Orbit's primary beneficiary because it has both the power to direct those activities and the obligation to absorb losses, and right to receive benefits, that could be significant to Orbit. Accordingly, the Orbit Change of Control was accounted for as a business combination using the acquisition method of accounting and Orbit was consolidated beginning January 15, 2026.

Orbit's assets are not contractually restricted to settling only Orbit's obligations, and Orbit's creditors have no recourse to the general credit of the Company. The Company's maximum exposure to loss is limited to its investment in Orbit (including goodwill) and the remaining unfunded portion of the Equity Infusion.

The preliminary purchase price was allocated to the acquired identifiable net assets of Orbit based on assessments of their respective fair values, and the excess of the purchase price over the fair values of these identifiable net assets was allocated to goodwill. Goodwill is not deductible for income tax purposes.

The following table summarizes the preliminary purchase price allocation of the Orbit Change of Control at the January 15, 2026 acquisition date:

Consideration transferred:
Cash consideration	$2,000,000
Deposit on acquisition	733,272
Subscription for Orbit shares at fair value (1)	12,968,437
Previously held equity interest (2)	890,398
Total consideration transferred	$16,592,107
Assets acquired:
Cash and cash equivalents	$1,459,085
Accounts receivable	263,613
Prepaid expenses and other current assets	1,677,545
Property and equipment	13
Developed technology	2,092,320
Customer relationships	139,488
Other assets	31,126
Total assets acquired	5,663,190
Liabilities assumed:
Accounts payable	906,589
Accrued expenses	4,667,433
Other liabilities	194,322
Contingent consideration (related party) (3)	790,432
Total liabilities assumed	6,558,776
Net identifiable assets acquired	(895,586)
Goodwill	17,487,693
Total consideration transferred	$16,592,107
(1)
The subscription for Orbit shares was remeasured to its acquisition date fair value of $12,968,437 using the fair value of the underlying Common Stock into which the Orbit Preferred Obligation is settleable, which is a non-recurring Level 1 fair value input in the fair value hierarchy as it incorporates observable inputs.
(2)
The previously held equity interest in Orbit was remeasured to its fair value at the acquisition-date, as described under Equity Method Investment above. The fair value of the equity interest in Orbit as of the acquisition date consisted of the fair value of the Orbit business, as determined by third-party valuation specialists using the income approach. Under the income approach, a discounted cash flow methodology was utilized, which estimates the present value of the Orbit equity at time of investment at an appropriate discount rate, and is a non-recurring Level 3 fair value measurement within the fair value hierarchy due to the significant unobservable inputs, including earnings before interest, taxes, and depreciation, and amortization margins, depreciation expense, capital and development expenditures, discount rates, and tax rates, among others.
(3)
In September 2025, Orbit acquired a risk-management software business branch from RegTech, which included contingent consideration that was assumed in the Orbit Change of Control. The contingent consideration consisted of a variable earnout equal to 10% of cash collections on commercial revenues of Orbit through September 30, 2028, capped at €1,000,000 (the "RegTech Contingent Consideration"). The RegTech Contingent Consideration was recognized at its acquisition-date fair value of $790,432 and is classified as a liability measured at fair value on the condensed consolidated balance sheet, with changes in the fair value of the contingent consideration recognized in change in fair value of contingent consideration on the condensed consolidated statements of operations and comprehensive loss. The fair value of the RegTech Contingent Consideration was determined using a Monte Carlo simulation approach based on forecasted collections of Orbit through September 30, 2028, which is a Level 3 fair value measurement within the fair value hierarchy due to the significant unobservable inputs, including projected collections and the discount rate. For additional information, refer to Note 7. Because RegTech is under the common control of the Company’s Executive Chairman and Co-CEO, the RegTech Contingent Consideration constitutes a related party transaction.

The amounts above represent the Company’s provisional fair value estimates related to the acquisition as of January 15, 2026, and are subject to subsequent adjustments as additional information is obtained during the applicable measurement period. The primary areas of estimation that are not yet finalized include the identifiable intangible assets. The identifiable intangible assets consist of developed technology and customer relationships, which were assigned fair values of $2,092,320 and $139,488, respectively. The Company will amortize the acquired developed technology and customer relationships intangible assets over their expected useful lives of five years and six years, respectively.

The developed technology intangible assets were valued using the relief from royalty method. The customer relationships intangible asset was valued using the multi-period excess earning method. These methods require several judgments and assumptions to determine the fair value of intangible assets, including revenue growth rates, discount rates, royalty rates, earnings before interest, taxes, and depreciation, and amortization margins, and tax rates, among others. These nonrecurring fair value measurements are Level 3 measurements within the fair value hierarchy.

The Company recognized $212,360 of acquisition-related costs for the three months ended March 31, 2026, which was included in general and administrative in the consolidated statement of operations.

The Company's condensed consolidated statements of operations and comprehensive loss for the three months ended March 31, 2026 include revenue of $67,279 and net income of $88,507 attributable to Orbit from the date of the Orbit Change of Control through March 31, 2026.

Amendment to Orbit Preferred Obligation

On February 9, 2026, the parties to the Orbit Agreement entered into an amendment to issue 10,020,040 shares of Common Stock (the "Orbit Settlement Shares") in lieu of the obligation to issue preferred shares under the Orbit Preferred Obligation, which the Company concluded (i) no longer met ASC 480 liability classification and (ii) resulted in an extinguishment of the original Orbit Preferred Obligation. As such, the Company derecognized the Orbit Preferred Obligation at its carrying value of $8,199,636 and recognized the amended obligation at fair value of approximately $7,414,830; the resulting $784,807 difference was recorded to additional paid-in capital as a capital transaction due to the related party counterparty. Until stockholder approval in March 2026, the obligation was accounted for as a derivative liability under ASC 815 and remeasured at fair value through the statement of operations. In March 2026, stockholders approved the issuance of the Orbit Settlement Shares, at which time the Company concluded the instrument qualified for equity classification, remeasured it to fair value of $2,505,010, with the change of $4,909,820 recognized within change in fair value of derivative liability on the condensed consolidated statements of operations and comprehensive loss for the three months ended March 31, 2026, and reclassified it to additional paid-in capital. The Orbit Settlement Shares are included in basic loss per share beginning in March 2026, when issuance was no longer contingent. The fair value of the Orbit Preferred Obligation was determined using the quoted closing price of the Company’s Common Stock, which represents a Level 1 measurement in the ASC 820 fair value hierarchy as it represents a quoted price in an active market for the Company's Common Stock.

Lyocon Acquisition

On January 15, 2026 (the “Lyocon Closing Date”), the Company consummated the acquisition of all of the ownership interests in Lyocon, an Italian laser-engineering and photonics company specializing in advanced laser sources, precision optical systems and customized laser platforms (the “Lyocon Acquisition”). Pursuant to a Purchase and Sale Agreement (the “Lyocon Purchase Agreement”), the Company paid $2,000,000 in consideration (the “Lyocon Consideration”) to the sellers, including (i) $750,000 in cash to the sellers on the Lyocon Closing Date, and (ii) the aggregate $1,250,000 principal amount of Lyocon Convertible Notes, as defined and further described in Note 10.

Under the Lyocon Purchase Agreement, the sellers may receive an earn out payment of up to an aggregate of $1,000,000 (the “Earn-out Cap”), which would be earned over a 5-year period, with potential earn-out payments being made at the end of 2028 and the end of 2030, upon achievement of certain milestones.

The Company may provide $1,000,000 in funding to Lyocon in the form of capital contributions or other debt facility, at the Company’s election (the “Lyocon Funding”), of which $500,000 was paid in the form of a debt facility on the Lyocon Closing Date, $250,000 is due within 12 months of the Lyocon Closing Date, and the remaining $250,000 is due within 24 months of the Lyocon Closing Date, but not later than December 31, 2027. In the event that the Company ceases to hold more than a 50% interest in Lyocon, any unpaid Lyocon Funding amount will become due and payable upon such loss of control of Lyocon. If the Company fails to make a Lyocon Funding payment when due, which is not remedied within 30 days from written notice thereof, the sellers will be entitled to an earn-out amount of 30% of the Earn-out Cap.

The Lyocon sellers are employed as managers of Lyocon and entitled to participate in the Company's equity incentive plan under which they may receive equity awards of Common Stock to be issued by the Company. Under the Company's equity incentive plan, (i) if the share price of Common Stock reaches $3.49 for over 20 consecutive trading days in 2026, the participant is entitled to equity awards equal to 0.07% of the Company’s market cap; (ii) if the share price of Common Stock reaches $4.99 for over 20 consecutive trading days in 2026, the participant is entitled to equity awards equal to 0.10% of the Company’s market cap; or (iii) if the share price of Common Stock reaches $9.98 for over 20 consecutive trading days in 2026, the participant is entitled to equity awards equal to 0.15% of the Company’s market cap. The highest target achieved within 2026 determines the value of the equity award for 2026 for each seller.

The Lyocon Acquisition was accounted for as a business combination using the acquisition method of accounting. The preliminary purchase price was allocated to the acquired identifiable net assets of Lyocon based on assessments of their respective fair values, and the excess of the purchase price over the fair values of these identifiable net assets was allocated to goodwill. Goodwill is primarily attributable to Lyocon's assembled workforce and expected synergies from integrating Lyocon's high-power laser design and manufacturing capabilities with the Company's existing blue laser technology platform. Goodwill is not deductible for income tax purposes.

The following table summarizes the preliminary purchase price allocation at the January 15, 2026 acquisition date:

Consideration transferred:
Cash consideration	$750,000
Lyocon Convertible Notes (1)	1,422,000
Contingent consideration (2)	138,558
Total consideration transferred	$2,310,558
Assets acquired:
Cash and cash equivalents	$95
Accounts receivable	243,765
Inventories, net of reserve	247,029
Prepaid expenses and other current assets	37,264
Property and equipment	12,543
Developed technology	348,720
Customer relationships	267,352
Other assets	45,383
Trade names and trademarks	62,770
Total assets acquired	1,264,921
Liabilities assumed:
Accounts payable	143,652
Accrued expenses	347,309
Deferred tax liability	173,351
Other liabilities	65,209
Total liabilities assumed	729,521
Net identifiable assets acquired	535,400
Goodwill	1,775,158
Total consideration transferred	$2,310,558
(1)
The Lyocon Convertible Notes were measured at the aggregate initial fair value of $1,422,000 at the acquisition date using a combined approach which utilizes both a Black-Scholes option pricing model for the conversion feature and a discounted cash flow to value the debt component. These measurements are non-recurring Level 3 inputs in the fair value hierarchy as they incorporate significant unobservable inputs, including assumed volatility, yield curves and discount rates. For additional information, see Note 10.
(2)
The fair value of the contingent consideration was estimated using a Monte Carlo simulation incorporating management's projections of Lyocon's EBITDA performance and a risk-adjusted discount rate. For additional information, see Note 7.

The amounts above represent the Company’s provisional fair value estimates related to the acquisition as of January 15, 2026, and are subject to subsequent adjustments as additional information is obtained during the applicable measurement period. The primary areas of estimation that are not yet finalized include the identifiable intangible assets. The identifiable intangible assets consist of developed technology, customer relationships, and trademarks and trade names, which were assigned fair values of $348,720, $267,352, and $62,770 respectively. The Company will amortize the acquired developed technology, customer relationships, and trademarks and trade name intangible assets over their expected useful lives of eight years, eight years, and five years, respectively.

Both the trademarks and trade names and the developed technology intangible assets were valued using the relief from royalty method. The customer relationships intangible asset was valued using the multi-period excess earning method. These methods require several judgments and assumptions to determine the fair value of intangible assets, including revenue growth rates, discount rates, royalty rates, earnings before interest, taxes, and depreciation, and amortization margins, and tax rates, among others. These nonrecurring fair value measurements are Level 3 measurements within the fair value hierarchy.

Under the Lyocon Purchase Agreement, the sellers may receive contingent consideration in the form of an earn-out of up to $1,000,000 in the aggregate (the "Lyocon Contingent Consideration"), payable over a five-year period ending in 2030. The earn-out is based on the achievement of EBITDA performance targets relative to a business plan established at closing. Cash payments are due at the end of 2028 and 2030. The range of undiscounted amounts the Company could be required to pay under the earn-out arrangement is $0 to $1,000,000. In the event of a change of control of Lyocon, the remaining unpaid earn-out becomes due, subject to reduction or elimination based on Lyocon's most recent EBITDA performance. The acquisition-date fair value of the contingent consideration was determined to be $138,558 and is classified as a liability measured at fair value on the condensed consolidated balance sheet, with changes in the fair value of the contingent consideration recognized in change in fair value of contingent consideration on the condensed consolidated statements of operations and comprehensive loss.

The Company recognized $308,169 of acquisition-related costs for the three months ended March 31, 2026, which was included in general and administrative in the consolidated statement of operations.

The Company's condensed consolidated statements of operations and comprehensive loss for the three months ended March 31, 2026 include revenue of $340,365 and net loss of $7,466 attributable to Lyocon from the Lyocon Closing Date through March 31, 2026.

Pro Forma Information for Orbit Change of Control and Lyocon Acquisition

The following unaudited pro forma consolidated operating results give effect to (i) the Orbit Change of Control and (ii) the Lyocon Acquisition as if they had been completed as of January 1, 2025. These pro forma amounts are not necessarily indicative of the operating results that would have occurred if these transactions had occurred on such date. The pro forma adjustments are based on certain assumptions that we believe are reasonable.

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Revenue	$479,546	$140,498
Net loss	$(331,491)	$(181,479)

Tekne Transaction

On January 13, 2026, the Company executed agreements regarding (i) the establishment of a Network Contract, a form of joint-venture agreement under Italian law, further described in Note 6, (ii) the Company's acquisition of an initial 2.9% interest in Tekne (the "Tekne Investment"), and (iii) the provision of a €13,000,000 convertible receivable facility to Tekne (the "Tekne Convertible Note Receivable"), further described in Note 6. In connection with these arrangements, the parties agreed that the Tekne Financial Assurances (which consist of $4,200,000 in assets placed in escrow by S.F.E. Equity Investments SARL (“SFE EI”) for purposes of guaranteeing the Company's performance obligations in connection with acquiring an interest in Tekne and $875,000 in cash collateral provided by the Company and used to obtain letters of credit for Tekne) will remain in place for the foreseeable future.

During the fourth quarter of 2025, in connection with a letter contemplating the execution of such agreements, the Company paid $1,179,686 as an advance of the Tekne Convertible Note Receivable, which was recorded within advance on Tekne Convertible Note Receivable on the consolidated balance sheet as of December 31, 2025 and was subsequently applied to the Tekne Convertible Note Receivable in January 2026.

In a letter, dated March 19, 2026 (the “March Tekne Letter”), among us, Nuburu Defense and the Tekne Shareholders (as defined in the March Tekne Letter), the Company agreed to increase the amount of the Tekne Convertible Note Receivable from €13,000,000 to €16,692,000, which would represent a 32.1% interest in Tekne. The Company confirmed its intention to file an application to the Presidenza del Consiglio dei Ministri in accordance with the Italian Golden Power regulations (“GP Authorization”) and to make an additional investment of €13,000,000 in newly issued shares (the "Capital Increase"), which would represent a 25% interest in Tekne, upon receipt of the GP Authorization. Subject to obtaining GP Authorization, the Company plans to obtain a 60% interest in Tekne from (i) the 2.9% Tekne Investment, (ii) the conversion of the Tekne Convertible Note Receivable into a 32.1% interest in Tekne, and (iii) the 25% interest obtained from the Capital Increase. Thereafter, the Company plans to obtain an additional 10% interest in Tekne from the Tekne Shareholders on a pro-rata basis, for €6,000,000 paid in cash, which would result in the Company owning a 70% interest in Tekne.

Under the March Tekne Letter, the parties also agreed to (i) as part of a restructuring plan for Tekne under Italian law, a possible purchase or financial lease of an industrial complex located in the Municipality of Ortona (CH) in Contrada Villa Caldari and the development of further business lines between the Company, Nuburu Defense and Tekne, including the manufacture of mobile units for the dual-use production of drones and related components, and (ii) a spin-off from Tekne of its equity interest in Turismo Italia S.r.l. and certain vehicles. The Company, Nuburu Defense, and the Tekne Shareholders plan to negotiate in good faith and enter into definitive agreements to complete the transactions set forth in the March Tekne Letter.

Tekne Investment and Tekne Subordinated Convertible Note. The Company entered into the Share Transfer and Shareholder Convertible Loan Agreement (the “Tekne Purchase Agreement”) with Mr. D’Arrezzo, Carlo Ulacco, and Andrea Lodi, the shareholders of Tekne. Under the Tekne Purchase Agreement, Mr. D’Arrezzo agreed to sell a 2.9% interest in Tekne to the Company or its subsidiary, in exchange for the issuance of a Subordinated Convertible Note (the “Tekne Subordinated Convertible Note”) in the principal amount of $1,740,000 by the Company to Mr. D’Arrezzo. The Tekne Subordinated Convertible Note may be converted into 1,394,790 shares of Common Stock at a fixed conversion price of $1.25 per share of Common Stock. The Tekne Subordinated Convertible Note has a maturity date of January 31, 2027, bears no interest except in the event of a default, and may not be repaid or redeemed in cash. The Tekne Subordinated Convertible Note may either be converted into shares of Common Stock following the receipt of the Italian government regulatory approvals required to approve the Company’s acquisition of a controlling interest in Tekne, or the Tekne Subordinated Convertible Note will be automatically extinguished upon the exercise of put and call options for the required transfer of the 2.9% interest in Tekne from the Company back to Mr. D’Arrezzo, if the required regulatory approvals are not obtained. The call option held by Mr. D’Arrezzo may be exercised at his sole discretion. Upon the transfer of the 2.9% interest to the Company, an Observer is being appointed to Tekne’s board of directors acceptable to the Company, Mr. Sinnott, an employee of the Company, will remain as a director of Tekne, certain administrative structures will be adopted by Tekne, Tekne will evaluate the adoption of Orbit’s “operational resilience” platform, and Tekne’s financial reporting processes will be adjusted to comply with U.S. GAAP.

The Company elected the fair value option to account for the Tekne Investment, whereby the Tekne Investment is measured at fair value on a recurring basis, with the carrying value reflected in investments at fair value on the condensed consolidated balance sheet and changes in fair value reflected in change in fair value of investments on the condensed consolidated statement of operations. For additional information, see Note 7.

The Tekne Subordinated Convertible Note qualified for equity classification under ASC 815 because it is settleable only in shares of Common Stock. Because the Note may be cancelled in exchange for re-transfer of the 2.9% Tekne interest if the required Italian regulatory approvals are not obtained, an event not solely within the Company's control, it was classified as temporary equity under ASC 480-10-S99-3A and presented between liabilities and stockholders' equity on the condensed consolidated balance sheet. The Tekne Subordinated Convertible Note is not currently redeemable, and the Company determined that redemption was not probable; accordingly, the carrying amount is not remeasured. The Tekne Subordinated Convertible Note was initially recorded at its issuance-date fair value of $928,000, estimated using a probability-weighted scenario analysis reflecting (i) conversion into shares of Common Stock if the required Italian regulatory approvals are obtained, valued at the Company's closing stock price on the date of issuance, and (ii) extinguishment of the Tekne Subordinated Convertible Note for no consideration under the put and call options if such approvals are not obtained. The scenario probabilities are unobservable inputs, and the measurement is a non-recurring Level 3 fair value measurement. The difference between the initial fair value of the Tekne Investment and the initial fair value of the Tekne Subordinated Convertible Note of $84,000 was recognized within gain on initial recognition of Tekne Investment on the condensed consolidated statement of operations and comprehensive loss for the three months ended March 31, 2026.

Determination Regarding Influence Over Tekne

The Company holds a 2.9% equity interest in Tekne and has evaluated whether its involvement constitutes significant influence under ASC 323. The Company elected the fair value option under ASC 825-10 for both the Tekne Investment and the Tekne Convertible Note Receivable, the following addresses whether significant influence exists irrespective of that election.

The Company concluded that it does not exercise significant influence over Tekne based on the following: (i) its 2.9% ownership interest is well below the 20% presumption in ASC 323-10-15-8, and no additional voting or convertible interests have been acquired as of March 31, 2026, as the contemplated Capital Increase and note conversion each require Italian Golden Power regulatory approval not yet obtained, (ii) Mr. Anthony Sinnott, a part-time non-executive employee of the Company, serves as a Tekne director, but his appointment predates the Company’s investment, was made independently by Tekne’s shareholders, and does not represent the Company, the Company holds no contractual right to designate or remove any Tekne director, and its contractual observer right carries no vote or decision-making authority, (iii) the Company does not participate in establishing Tekne’s operating or financial policies, which are controlled by Tekne’s majority shareholders, (iv) the Network Contract arrangements and Tekne Convertible Note Receivable carry creditor-protective covenants but do not confer power to direct Tekne’s significant activities, and (v) there is no interchange of managerial personnel and Tekne is not dependent on the Company for technology or management.

The Company will reassess significant influence in future periods, including upon receipt of Golden Power regulatory approval, exercise of the Capital Increase, or conversion of the Tekne Convertible Note Receivable.

Cooperation Agreement with Beryl

On March 3, 2026, Nuburu Defense entered into an International Cooperation Agreement (“Beryl Agreement”) with Tekne and Engineering Bureau Beryl LLC (“Beryl”), pursuant to which the parties will collaborate to support the deployment in Ukraine of a high-performance vehicle developed and manufactured by Tekne based on the Graelion platform, known as the “Tekne Graelion” (the “Graelion Product”). The Beryl Agreement provides a framework for the qualification, deployment, and coordinated industrial scaling of the Graelion Product in Ukraine. Tekne and Nuburu Defense are parties to the Network Contract, which is a specific form of joint-venture contractual agreement under Italian law, and this program is being entered into by Tekne and Nuburu Defense in connection with the Network Contract.

Beryl, a Ukrainian industrial company currently producing and supplying vehicles to Ukrainian military forces, is expected to verify compliance of the Graelion Product with the characteristics stated by the manufacturer, carry out mission-specific kit integration to bring the Graelion Product into conformity with the technical requirements of state customers in Ukraine, and demonstrate the Graelion Product to potential customers. Tekne will be the sole provider of the Graelion Product chassis and core technology required to operate the Graelion Product.

The Beryl Agreement provides a two-year exclusivity period during which (i) Beryl is prohibited from representing any product that competes with the Graelion Product, except for contracts entered into by Beryl prior to the effective date of the Beryl Agreement, and (ii) Tekne will not enter into negotiations with any other third party with respect to the deployment of the Graelion Product in Ukraine or development of the mission-specific kit integration of the Graelion Product. Under the Beryl Agreement, and as part of the Network Contract, Nuburu Defense and Tekne established a joint representative office in Kyiv to serve as the program’s operational, industrial and compliance coordination center. Under the Beryl Agreement, Nuburu Defense may provide capital, advance payments, and procurement support, enabling Tekne to acquire materials and components for the Graelion Product. Nuburu Defense and Tekne will jointly assess and determine the economic feasibility of any transaction involving the Graelion Product, including pricing, margin structure and overall program profitability thresholds.

Heckler & Koch AG Investment

As part of ongoing efforts to invest the Company's assets to build out its Defense and Security Platform, on February 6, 2026, the Company entered into a Securities Purchase Agreement (the “H&K Investment Agreement”) with Brick Lane Capital Management Limited (“Brick Lane”) (the "H&K Transaction") pursuant to which the Company acquired from Brick Lane 295,000 shares (or approximately 0.8% of the outstanding common shares) of Heckler & Koch AG (“H&K”) (the "H&K Investment"), a leading manufacturer of small firearms for NATO and EU countries whose shares are listed on Euronext Paris under the ticker MLHK, for an aggregate purchase price of $15,000,000, which was paid by a Subordinated Convertible Note (the “2026 Brick Lane H&K Investment Note”), which is further described in Note 10.

The H&K Investment is classified as an equity security under ASC 321 and is measured at fair value based on quoted market prices, with changes in fair value, including those related to foreign currency exchange, recognized in change in fair value of investments on the condensed consolidated statement of operations and the carrying value included within investments at fair value on the condensed consolidated balance sheet. For additional information, see Note 7.

Transaction expenses of $22,134 were incurred in connection with the H&K Transaction, and are included in general and administrative on the consolidated statements of operations and comprehensive loss during the three months ended March 31, 2026.

Maddox Joint Venture

On February 26, 2026, the Company and Nuburu Defense entered into a Contractual Joint Venture Agreement (the “Maddox Agreement”), with Maddox Defense Incorporated (“Maddox”), pursuant to which the Company and Maddox have established a contractual joint venture for the development of a modular, containerized, mobile additive manufacturing platform capable of producing drone components, pods, mission-critical structural parts and related components for defense and security applications (the “Maddox Program” or the “Maddox Product”).

Under the Maddox Agreement, the Maddox Program is structured in two phases:

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Phase I is the development phase, during which the Company will fund up to $4,000,000 (the “Development Funds”) for Maddox’s development of the first full operating container at its U.S. facility. The Company will be entitled to a governance, supervision, accounting, compliance and reporting allocation (the “Governance Allocation”) equal to 10% of the Development Funds. The Company is entitled to a total reimbursable amount (the “Reimbursable Amount”) consisting of the Development Funds actually funded and the Governance Allocation applicable to such Development Funds. During Phase I, a Steering Committee consisting of two representatives appointed by each of the Company and Maddox will supervise the execution of the Maddox Program. Decisions of the Steering Committee require majority approval and, in the event of a deadlock, the parties must follow the processes set forth in the Maddox Agreement. Phase I will continue until the Maddox Product has successfully completed factory and site acceptance testing and has been certified as market-ready by the Steering Committee.
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Phase II is the commercialization phase, during which the parties will form a new entity (“NewCo”) that will be owned 60% by the Company and 40% by Maddox. NewCo will be governed by a board consisting of five members, three of whom are appointed by the Company and two of whom are appointed by Maddox. NewCo will be the exclusive commercial vehicle for sales and production of the Maddox Product. During Phase II, until the Reimbursable Amount has been fully repaid to the Company, all distributable profits of NewCo will be allocated to the Company and Maddox’s 40% equity interest in NewCo will be pledged in favor of the Company. Thereafter, distributions will be made in accordance with ownership percentages. NewCo will serve as prime contractor for U.S. and European Union (“EU”)/NATO contracts to the extent permissible; provided that, if necessary, Maddox may act as prime contractor on behalf of NewCo for U.S. contracts and the Company or Tekne, pursuant to a technology transfer agreement with the Company, may act as prime contractor on behalf of NewCo for EU/NATO contracts. Maddox will lead commercial engagement in the U.S. and the Company will lead commercial engagement in the EU and NATO territories.

The Maddox Agreement has an initial five-year term and will automatically renew for successive one-year terms unless a party provides notice of non-renewal at least 90 days prior to the expiration of the current term. The Maddox Agreement contains customary representations, warranties, confidentiality provisions, indemnification and insurance obligations, deadlock procedures, provisions defining material breach and gross negligence by a party, and termination provisions.

As Maddox is compensated for development services and does not share in the Maddox Program’s commercial risks and rewards, the arrangement is not a collaborative arrangement, therefore the Company accounts for its Phase I activities under the Maddox Agreement in accordance with ASC Topic 730, Research and Development. Accordingly, such amounts are expensed as research and development costs as incurred. No Phase I costs are capitalized, as such costs relate to project-specific activities with no alternative future use. Nonrefundable advance or milestone payments are recorded as prepaid assets and recognized as research and development expense as the related services are performed. For the three months ended March 31, 2026, the Company recognized $67,500 in research and development expense under the Maddox Program, which was included within accounts payable on the condensed consolidated balance sheet as of March 31, 2026. Through the date of issuance of this Quarterly Report, approximately $289,000 of cash payments had been made under the Maddox Program.

SYME

Strategic Investment (Related Party)

Supply@ME Capital Plc (“SYME") and its operating subsidiaries provide its platform for use by manufacturing and trading companies to access inventory trade solutions, enabling their businesses to generate cashflow, through a non-credit arrangement and without incurring debt. This is achieved by their existing eligible inventory being added to the platform and then monetized through purchases by third-party inventory funders. The inventory to be monetized can include warehoused goods waiting to be sold to end-customers or goods that are part of a typical import/export transaction.

During the year ended December 31, 2025, in connection with the inventory monetization program discussed above, the Company advanced $5,668,545 to a special purpose vehicle (“SPV”) affiliated with SYME (the “SYME Inventory Advance”), pursuant to advance payment letters in connection with a proposed subscription of a financial instrument to be issued by the SPV with the aim of monetizing the inventory of Tekne. The amount advanced during 2025 was applied to the SYME Bonds in March 2026, as further described below.

SYME 3 Bond Subscription Agreement (Related Party)

On March 12, 2026, the Company entered into a Bond Subscription Agreement (the “SYME 3 Agreement”), with Supply@ME Stock Company 3 S.r.l. (“SYME 3"), pursuant to which SYME 3 may issue up to €30,000,000 in variable rate bonds due March 2029 (the “SYME Bonds”) in order to fund inventory requirements of Tekne. On such date, the Company agreed to subscribe and pay for initial bonds issued by SYME 3 in the nominal value of €5,250,000 with a maturity date in March 2029 for a subscription price of €4,824,294, representing a €425,706 discount to the nominal amount. SYME 3 is an affiliate of SYME. The subscription price was paid on the issuance date by the offset of €4,824,294 ($5,668,545) in payments previously made by the Company to SYME 3 in September through November 2025 under the SYME Inventory Advance.

The SYME Bonds are held in dematerialized form with Euronext Securities Milan. The SYME Bonds are obligations solely of SYME 3 and are secured by security interests in a Pegno Non Possessorio (a non-possessory pledge) under Italian law over the inventory of Tekne acquired with such funds and future receivables linked to such inventory; a pledge agreement over a bank account opened by SYME 3 entered into by SYME 3, as pledgor, and the Company, as secured creditor; and a pledge agreement over receivables and assignment of VAT receivables entered into by SYME 3, as pledgor, and the Company, as secured creditor. The SYME Bonds accrue interest daily at a rate of 3-month Euro Interbank Offered Rate plus 7.5% per annum plus any additional margin (as provided in the SYME 3 Agreement), subject to a cap of 12% per annum, until the final maturity date in March 2029 (the “Final Maturity Date”). Interest payments are due on the 8th day of January, April, July and October, with the first payment date on July 8, 2026. Unless the SYME Bonds are redeemed earlier, SYME 3 will redeem the SYME Bonds at their principal amount outstanding at the Final Maturity Date. SYME 3 may redeem the SYME Bonds early (i) at its option beginning after the first anniversary of the issuance date or (ii) in whole with 120 days’ notice without penalty on any bond payment date after the date of imposition of certain tax withholdings or deductions as set forth in the SYME 3 Agreement. The Company (or, if applicable, the representative of the bondholders, including the Company) may request mandatory redemption on a bond payment date upon giving at least 120 days’ notice prior to such bond payment date. The SYME Bonds are freely transferable to a person or entity that qualifies as a “Professional Investor” under Italian law.

The SYME Bonds constitute a related party transaction as certain members of the Company's management and Board of Directors; Mr. Zamboni and Mr. Ricchebuono also serve in administrative positions and/or hold ownership interests in SYME 3, SFE Société Financière Européenne SA (“SFE SA”) and SYME, as the case may be.

The Company elected the fair value option for the SYME Bonds at issuance, primarily for simplification and cost-benefit considerations of accounting for the SYME Bonds at fair value in their entirety, as well as consistency with the Company's election of the fair value option for other financial instruments. Under this election, the SYME Bonds were initially recognized at the fair value of $5,718,059, and were subsequently measured at their fair value of $5,685,021 as of March 31, 2026, with changes in fair value recognized within change in fair value of debt security in the condensed consolidated statements of operations and comprehensive loss. For additional information, see Note 7.

As of March 31, 2026, principal under the SYME Bonds was $6,036,450.

Variable Interest Entity

SYME 3 is an Italian special purpose vehicle that funds and operates an inventory securitization program for Tekne. SYME 3 is a VIE because its equity at risk is insufficient to finance its activities without additional subordinated financial support.

The Company holds the SYME Bonds as its sole variable interest in SYME 3 and has determined it is not the primary beneficiary. The most significant activities of SYME 3, including selecting inventory transactions and pricing, contracting with counterparties, and executing remarketing, are directed by SYME 3’s sole administrator, Mr. Matteo Ricchebuono, who is appointed and removable at will by SFE SA, SYME 3’s 100% equity holder. SFE SA also retains exclusive authority over bond issuances, distributions, extraordinary transactions, and organizational amendments. Accordingly, SFE SA holds the power to direct SYME 3’s significant activities and absorbs the expected losses and residual returns as 100% equity holder. SFE SA is the primary beneficiary.

The Company has standard protective rights as a bondholder that do not provide governance authority over SYME 3’s significant activities.

The Company considered whether any related parties hold the requisite power. Mr. Ricchebuono serves on the Company’s Board of Directors and holds directly and/ or indirectly only a minority, non-controlling investment in SFE SA; that investment does not confer power over SFE SA’s decision-making or SYME 3’s significant activities, and he was not appointed to his administrator role by the Company. Mr. Zamboni, the Company’s Executive Chairman and Co-CEO, holds directly and/ or indirectly a minority, non-controlling investment in SFE SA; that investment does not confer power over SFE SA’s decision-making or SYME 3’s significant activities, and he holds no role at SYME 3. SFE EI, a subsidiary of SFE SA, has provided funding to the Company and placed $4.2 million in escrow supporting the Tekne transaction, making SFE SA a related party under ASC 850; however, this relationship confers no rights over SYME 3. No related party, individually or in combination with the Company, holds a controlling interest in SFE SA or the power to direct SYME 3.

The Company’s maximum exposure to loss is limited to the carrying amount of the SYME Bonds and accrued interest. No additional financial support has been provided or is contractually required.